UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 29, 2026

(Date of Report - Date of earliest event reported on)

Community Bancorp /VT
(Exact name of Registrant as Specified in its Charter)

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4811 US Route 5, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable

(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 203.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
(Not Applicable)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On January 29, 2026, Community Bancorp. (the “Company”), parent company of Community National Bank,  issued a press release announcing that its shares of common stock, $2.50 par value per share, have been approved by The Nasdaq Stock Market LLC  (“Nasdaq”) for listing on the Nasdaq Capital Market. Beginning with the opening of trading on Monday, February 2, 2026, the Company’s common stock will commence trading on the Nasdaq Capital Market under its current ticker symbol, “CMTV”, subject to continued satisfaction of applicable listing requirements.  The Company’s common stock will continue to be quoted for trading on the OTCQX under the same symbol through the close of trading on Friday, January 30, 2026.

Shareholders of the Company do not need to take any action in connection with the listing of the Company’s common stock for trading on the Nasdaq Capital Market.

A copy of the Company’s press release is filed as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99.1 –	Press Release dated January 29, 2026

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: January 29, 2026	/s/ Christopher Caldwell
Christopher Caldwell, President and
Chief Executive Officer

3

Exhibit Index

99.1	Community Bancorp. Press Release dated January 29, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document

4